SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (573) 778-1800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

   Set forth below is investor presentation material of Southern Missouri Bancorp, Inc.

Southern Missouri BANCORP

NASDAQ: SMBC

March 8, 2016

Important Statements

Safe Harbor Regarding Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Southern Missouri Bancorp, Inc. (the "Company"). Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the forward-looking statements, including, without limitation, the following: expected cost savings, synergies and other benefits from the Company's recently completed acquisitions might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; fluctuations in interest rates and in real estate values; monetary and fiscal policies of the Board of Governors of the Federal Reserve System and the U.S. Government and other governmental initiatives affecting the financial services industry; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; the timely development of and acceptance of the Company's new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; legislative or regulatory changes that adversely affect the Company's business; results of examinations of the Company by its regulators, including the possibility that such regulators may, among other things, require the Company to increase its reserve for loan losses or to write-down assets; the impact of technological changes; and the Company's success at managing the risks involved in the foregoing. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made.

The Company undertakes no obligation to publicly update or revise any forward-looking statements or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed might not occur, and you should not put undue reliance on any forward-looking statements.

Non-GAAP Financial Measures

Tangible common equity, tangible book value per common share, core diluted earnings per common share, and core net interest margin are financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). These non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures used by other companies.

Important Statements (cont.)

Non-GAAP Financial Measures (cont.)

We calculate tangible common equity by excluding the balance of intangible assets from common stockholders' equity. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, less restricted common shares not vested, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding, less restricted common shares not vested. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

We calculate core diluted earnings per common share by excluding from net interest income the accretion of fair value discount on the acquired loan portfolio and amortization of fair value premium on the acquired time deposit portfolio resulting from the fiscal 2011 FDIC-assisted acquisition of the former First Southern Bank (the First Southern Acquisition) and the fiscal 2015 acquisition of Peoples Bank of the Ozarks (the Peoples Acquisition), excluding from noninterest income the bargain purchase gain resulting from the fiscal 2011 First Southern acquisition; and excluding from noninterest expense the acquisition expenses we incurred during fiscal 2011, fiscal 2014, and fiscal 2015, resulting from the acquisitions we completed during those years. We believe that core diluted earnings per common share is useful in assessing our core operating performance, particularly when comparing periods and in comparing our operating performance to the operating performance of our industry peers.

We calculate core net interest margin by excluding from net interest income the accretion of fair value discount on the acquired loan portfolio and amortization of fair value premium on the acquired time deposit portfolio resulting from the First Southern Acquisition and the Peoples Acquisition.

We believe that each of these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. Reconciliations of the non-GAAP measures of tangible common equity, tangible book value per common share, core diluted earnings per common share, and core net interest margin to the GAAP measures of common stockholders' equity, book value per common share, diluted earnings per common share, and net interest margin are set forth below.

Important Statements (cont.)

Dollars in thousands, except per share data	As of					
	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	Dec. 31, 2015
Common stockholders' equity	$ 46,276	$ 74,728	$ 81,829	$ 91,111	$ 112,643	$ 119,208
Less: Goodwill	-	-	-	1,600	4,556	4,556
Less: Other intangible assets, net	1,875	1,458	1,040	2,335	4,201	3,682
Tangible common equity	$ 44,401	$ 73,270	$ 80,789	$ 87,176	$ 103,886	$ 110,970
Book value per common share	$ 11.04	$ 11.51	$ 12.54	$ 13.79	$ 15.30	$ 16.16
Less: Intangible assets per common share	0.45	0.23	0.16	0.60	1.19	1.11
Tangible book value per common share	$ 10.59	$ 11.28	$ 12.38	$ 13.19	$ 14.11	$ 15.05
Share information						
Common shares outstanding[1]	4,197,952	6,500,952	6,588,080	6,680,880	7,419,666	7,428,416
Restricted common shares not vested[1]	(7,072)	(6,072)	(64,000)	(72,000)	(55,600)	(53,150)
Common shares for book value determination	4,190,880	6,494,880	6,524,080	6,608,880	7,364,066	7,375,266

(1) Adjusted to reflect the 2-for-1 common stock split in the form of a 100% common stock dividend paid January 30, 2015.

Important Statements (cont.)

Dollars in thousands, except per share data	For the year ended					For the six months ended
	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	Dec. 31, 2015
Net income	$ 11,470	$ 10,098	$ 10,067	$ 10,081	$ 13,668	$ 7,844
Non-core (income) and expense items:						
Net interest income resulting from accretion of fair value discount on acquired loans and amortization of fair value premium on acquired time deposits resulting from the First Southern and Peoples acquisitions	(2,136)	(3,914)	(1,397)	(632)	(2,403)	(1,022)
Bargain purchase gain on First Southern acquisition	(6,997)	-	-	-	-	-
Acquisition expenses	437	-	-	1,236	508	-
Total non-core (income) and expense items	(8,696)	(3,914)	(1,397)	604	(1,895)	(1,022)
Income tax effect of non-core items	(3,261)	(1,468)	(524)	226	(711)	(388)
After tax impact of non-core (income) and expense items	(5,435)	(2,446)	(873)	378	(1,184)	(634)
Core net income	6,035	7,652	9,194	10,459	12,484	7,210
Less: Preferred dividend and redemption charge	512	518	345	200	200	85
Core income available to common shareholders	$ 5,523	$ 7,134	$ 8,849	$ 10,259	$ 12,284	$ 7,125
Diluted earnings per common share	$ 2.56	$ 1.66	$ 1.44	$ 1.45	$ 1.79	$ 1.04
Less: Impact of non-core items on diluted earnings per common share	(1.27)	(0.43)	(0.13)	0.06	(0.13)	(0.09)
Core diluted earnings per common share	$ 1.29	$ 1.23	$ 1.31	$ 1.51	$ 1.66	$ 0.95
Average basic common shares(1)	4,177,666	5,592,558	6,582,880	6,616,360	7,337,437	7,425,351
Average diluted common shares(1)	4,282,182	5,777,826	6,751,106	6,800,414	7,507,232	7,460,184
Net interest margin (annualized)	3.92%	4.12%	4.02%	3.81%	3.92%	3.88%
Less: annualized impact of excluding accretion of fair value discount on acquired loans and amortization of fair value premium on acquired time deposits related to the First Southern and Peoples acquisitions	0.35%	0.57%	0.19%	0.08%	0.20%	0.17%
Core net interest margin (annualized)	3.57%	3.55%	3.83%	3.73%	3.72%	3.71%

(1) Adjusted to reflect the 2-for-1 common stock split in the form of a 100% common stock dividend paid January 30, 2015.

Company Overview

- Headquartered in Poplar Bluff, MO, with locations across southern Missouri and northeast and north-central Arkansas.
  - ✓ $1.34 billion in assets as of December 31, 2015. Loans, net, totaled $1.08 billion; deposits were $1.12 billion.
  - ✓ The Company completed three acquisitions between October 2013 and August 2014.
  - ✓ In May 2015, the Company repurchased for $2.7 million the warrant it had issued to the U.S. Department of Treasury ("Treasury") in 2008 in connection with its participation in the TARP Capital Purchase Program.
  - ✓ In October, 2015, the Company repurchased for $20.0 million, plus accrued but unpaid dividends to the redemption date, the preferred shares issued to Treasury under the Small Business Lending Fund (SBLF) program.
  - ✓ Stockholders' equity totaled $119.2 million at December 31, 2015. Tangible common equity* of $111.0 million results in TBV/common share* of $15.05 at December 31, 2015.
  - ✓ Positioned to operate as a community with ability to make timely local decisions, but with ability to offer products and services expected of larger banks; focused on relationship banking with local community bank presidents appointed in each market.
  - ✓ The August 2014 acquisition of Peoples Bank of the Ozarks added $190 million in loans, $222 million in deposits, and 10 locations in southwest Missouri. Other recent acquisitions included:
    - ✓ Citizens State Bank, February 2014 (added Bald Knob and Bradford, AR, locations)
    - ✓ Bank of Thayer, October 2013 (added Thayer, West Plains, and Alton, MO, locations)
    - ✓ FDIC-assisted acquisition of First Southern Bank, December 2010 (added Batesville and Searcy, AR, locations)
    - ✓ Southern Bank of Commerce acquisition, July 2009 (added Jonesboro and Paragould, AR, locations)
  - ✓ Focus currently shifting from completion of system conversion activities and capital management to efficiency gains and renewed attention to acquisition prospects.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

Branch Map

Kansas City
Topeka
Olathe
Overland Park
Marshall
Columbia
Sedalia
Jefferson City
O'Fallon
St Peters
St Louis
Oakville
Vandalia
Effingham
Robinson
Olney
Vincennes
Salem
Nashville
Mount Vernon
Clinton
Butler
Tuscumbia
Fristoe
Sullivan
Rolla
Chester
Carmi
Evansville
Fort Scott
Nevada
Lebanon
Bolivar
Sherrill
Farmington
Mark Twain National Forest
Centerville
Carbondale
Henderson
Shawnee National Forest
Cape Girardeau
Madisonv
Springfield
Houston
Joplin
Paducah
Hopkinsv
Miami
Neosho
Swan
West Plains
Poplar Bluff
Dexter
Mayfield
Murray
Vinita
Bentonville
Mountain Home
Kennett
Caruthersville
Paris
Harrison
Fayetteville
Ozark National Forest
Blytheville
Dickson
Muskogee
Boston Mountains
Mountain View
Batesville
Brownsville
Jackson
Columbia
Sallisaw
Fort Smith
Newport
Russellville
Memphis
Germantown
Savannah
Poteau
Conway
West Memphis
Collierville
Corinth
Florence
Little Rock
Marianna
Helena
Ripley
Booneville
Quachita National Forest
Mena
Hot Springs
Benton
bing
© 2015 HERE © 2015 Microsoft Corporation

Source: SNL Financial.

7

Profitability and Earnings History

Return on average assets (FYTD 2016 annualized)
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.81%
1.37%
1.32%
1.09%
1.07%
1.20%
2011
2012
2013
2014
2015
FYTD 2016

Return on average common equity (FYTD 2016 annualized)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
27.1%
15.1%
12.3%
11.5%
12.5%
13.3%
2011
2012
2013
2014
2015
FYTD 2016

Historical Diluted Common EPS and Core Diluted Common EPS*
Core Diluted Common EPS*
Diluted Common EPS
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.29
$2.56
$1.23
$1.66
$1.31
$1.44
$1.51
$1.45
$1.66
$1.79
$0.95
$1.04
Common stock offering completed November 2011
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FYTD 2016

Data is for the years ended June 30, except for FYTD 2016, which is for the six months ended December 31, 2015.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

Earnings Components

Net Interest Income, NIM, and Core NIM* *(annualized, dollars in thousands)*

Net Interest Income
Net Interest Margin
Core Net Interest Margin*
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
3.92%
4.12%
4.02%
3.81%
3.92%
3.88%
3.57%
3.55%
3.83%
3.73%
3.72%
3.71%
$23,763
$29,022
$28,790
$32,986
$46,535
$23,605
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FYTD 2016

Efficiency Ratio & Noninterest Expense / Average Assets *(annualized)*

Efficiency Ratio
Non-Interest Exp. / Avg. Assets
80.0%
60.0%
40.0%
20.0%
0.0%
2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
2.28%
2.25%
2.29%
2.56%
2.53%
2.46%
42.2%
50.2%
52.7%
60.6%
58.5%
56.5%
69.0%
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FYTD 2016
Peer banks & thrifts

Data is for the years ended June 30, except for FYTD 2016, which is for the six months ended December 31, 2015.

Acquisition-related costs of $1.2 million in FY 2014 increased the Efficiency Ratio and our Noninterest Expense/Average Assets by 3.1 percentage points and 13 basis points, respectively; comparable charges of $508,000 in FY 2015 increased the same measures by 0.9 percentage points and four basis points, respectively.

Peer banks and thrifts are publicly traded commercial banks and thrifts with assets between $1.0 billion and $2.0 billion, and data is the median figure for the twelve months ended December 31, 2015; source of peer data is SNL Financial.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

Loan Portfolio Composition

**Loans,
As of December 31, 2015**

Commercial R/E, 29.7%
Construction R/E, 4.9%
Agricultural R/E, 7.9%
Residential R/E, 35.9%
Commercial Business, 11.8%
Consumer and Other, 4.2%
Agricultural Operating & Equip., 5.6%

**Loans,
As of December 31, 2012**

Commercial R/E, 29.0%
Construction R/E, 2.0%
Agricultural R/E, 8.5%
Residential R/E, 36.0%
Commercial Business, 13.6%
Consumer and Other, 4.5%
Agricultural Operating & Equip., 5.6%

Deposit Portfolio Composition

Deposits,
As of December 31, 2015

MMDAs, 6.9%
Savings, 10.5%
CDs < $100,000, 15.2%
CDs >= $100,000, 21.0%
Noninterest-bearing, 11.4%
NOW Accounts, 35.1%

Deposits,
As of December 31, 2012

MMDAs, 2.9%
Savings, 13.8%
CDs < $100,000, 18.3%
CDs >= $100,000, 20.8%
Noninterest-bearing, 10.1%
NOW Accounts, 34.1%

Loan Growth

Loan portfolio, by period
(gross loans, excluding loans in process and deferred loan fees; dollars in millions)
$1,200
$1,000
$800
$600
$400
$200
$-
$563
$591
$655
$810
$1,065
$1,093
2011
2012
2013
2014
2015
FYTD 2016
Consumer & Other
Agricultural Operating & Equip.
Commercial Business
Construction R/E (balances funded)
Agricultural R/E
Commercial R/E
Residential R/E

Data is for the years ended June 30, except for FYTD 2016, which is as of December 31, 2015.

The Company's acquisition of the Bank of Thayer in October 2013 and Citizens State Bank in February 2014 added loan balances of approximately $51.4 million, at fair value.

The Company's acquisition of Peoples Bank of the Ozarks in August 2014 added loan balances of approximately $190.4 million, at fair value.

Deposit Growth

Deposits, by period
(dollars in millions)
$1,200
$1,000
$800
$600
$400
$200
$-
$560
$585
$632
$786
$1,055
$1,117
2011
2012
2013
2014
2015
FYTD 2016
Noninterest-bearing Accounts
NOW Accounts
Money Market Deposit Accounts
Savings Accounts
Certificates less than $100,000
Certificates of $100,000 or more

Data is for the years ended June 30, except for FYTD 2016, which is as of December 31, 2015.

The Company's acquisition of the Bank of Thayer in October 2013 and Citizens State Bank in February 2014 added deposit balances of approximately $132.4 million, at fair value.

The Company's acquisition of Peoples Bank of the Ozarks in August 2014 added deposit balances of approximately $221.9 million, at fair value.

Credit Quality Performance

NPLs/Loans
0.50%
0.25%
0.00%
0.13%
0.41%
0.22%
0.17%
0.36%
0.36%
0.43%
2011
2012
2013
2014
2015
FYTD 2016
Peer banks & thrifts

Reserves/Gross Loans
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.14%
1.27%
1.28%
1.14%
1.15%
1.21%
1.17%
2011
2012
2013
2014
2015
FYTD 2016
Peer banks & thrifts

Reserves/NPAs
400%
300%
200%
100%
0%
271%
189%
181%
212%
148%
173%
91%
2011
2012
2013
2014
2015
FYTD 2016
Peer banks & thrifts

Annualized NCOs/Average Loans
0.20%
0.10%
0.00%
0.09%
0.13%
0.13%
0.10%
0.01%
0.04%
0.02%
2011
2012
2013
2014
2015
FYTD 2016
Peer banks & thrifts

Data is as of and for the years ended June 30, except for FYTD 2016, which is for the six months ended and as of December 31, 2015.

Peer banks and thrifts are publicly traded commercial banks and thrifts with assets between $1.0 billion and $2.0 billion, and data is the median figure as of and for the twelve months ended December 31, 2015; source of peer data is SNL Financial.

NPLs are defined as nonaccrual loans plus loans past due 90 days or more and still accruing; NPAs are defined as nonaccrual loans, plus loans past due 90 days or more and still accruing, plus other real estate owned. SMBC NPAs included repossessed personal property of $118,000 at December 31, 2015. NCOs are net charge-offs.

Stock Valuation

Dividends per Common Share and Annualized Dividend Yield
Dividends per Common Share
Annualized Dividend Yield
$0.40
$0.30
$0.20
$0.10
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.31%
2.23%
2.34%
1.79%
1.80%
1.51%
$0.24
$0.24
$0.30
$0.32
$0.34
$0.18
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FYTD 2016

Tangible Book Value per Common Share* and Closing Stock Price
Tangible Book Value per Common Share*
Closing Stock Price
TBV/CS annualized growth of 8.1%**, while the Company completed a common stock offering in November 2011 and retired TARP warrants in May 2015.
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$10.39
$10.75
$12.84
$17.85
$18.85
$23.90
$10.59
$11.28
$12.38
$13.19
$14.11
$15.05
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FYTD 2016

Data is for the years ended and as of June 30, except for FYTD 2016, which is for the six months ended and as of December 31, 2015. Stock price and dividend information reflects the 2-for-1 common stock split in the form of a 100% common stock dividend paid January 2015. Stock price used to calculate annualized dividend yield is the period end closing stock price.

* See "Important Statements – Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures.

** Compound annualized growth rate for tangible book value per common share from June 30, 2011 through December 31, 2015

Stock Performance – Five year total return

Southern Missouri Bancorp, Inc. - Total Return (%)
SMBC (+134.34%)
SNL U.S. Bank and Thrift (+44.71%)
S&P 500 (+68.50%)
Russell 1000 (+66.41%)
Russell 2000 (+39.74%)
Total Return (%)
150
100
50
0
-50
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Jul 2015
Jan 2016

Data is as of March 4, 2016.

One-year total returns are: SMBC, 27.8%; SNL US Bank & Thrift, -5.8%; S&P 500, -2.6%; Russell 1000, -3.9%; Russell 2000, -11.3%.
Three-year total returns are: SMBC, 87.3%; SNL US Bank & Thrift, 32.0%; S&P 500, 39.7%; Russell 1000, 38.2%; Russell 2000, 22.2%.

Source: SNL Financial.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: March 8, 2016	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and Chief Executive Officer

18